Exhibit 10.18

IBM Credit Corporation                                  2707 Butterfield Road
                                                         Oak Brook, IL  60521

January 26, 1995

Intelligent Electronics, Inc. ("IE")

RND, Inc. ("RND")

Intelligent Advanced Systems, Inc.
  ("IE Advanced Systems")

Intelligent SP, Inc. ("IESP")

Missing Link Communications, Inc.
  ("Missing Link")

Intelevest Holdings, Inc.
  ("Intelevest Holdings")

Intelevest Business Trust
  ("Intelevest Trust")

Intellinet, Ltd. ("Intellinet")

     Re: Addendum to Addendum to Agreement for Wholesale Financing (Security Agreement) and Addendum to Addendum to Agreement for Wholesale Financing - Flexible Payment Plan

     c/o Mr. Edward A. Meltzer
     Vice President and CFO
     Intelligent Electronics, Inc.
     411 Eagleview Boulevard
     Exton, PA 19341

Ladies and Gentlemen:

     Reference is made to the Addendum to Agreement for Wholesale Financing (Security Agreement) dated January 29, 1992 (as amended, supplemented or otherwise modified prior to January 25, 1994, the ("AWF") among Intelligent Electronics, Inc. ("IE"), Todays Computers Business Centers, Inc. ("TCBC"), Entre Computer Centers, Inc. ("Entre"), Entre Computer Centers of Virginia, Inc. ("Entre VA"), Entre Computer Centers of New York, Inc. ("Entre NY"), Entre Computer Centers International, Inc. ("Entre Int.") Connecting Point of America, Inc. ("Connecting Point"), Intelligent Electronics of Texas, Inc. ("IE TX"), Monterey-Waldec, Inc. ("Monterey"), EROP, Inc. ("EROP"), BizMart, Inc. ("BizMart"), BizMart of Texas, Inc. ("BizMart TX") and IBM Credit Corporation ("IBM Credit"), as amended and supplemented by the Addendum to Addendum to Agreement for Wholesale Financing - Flexible Payment Plan dated January 29, 1992 (as such Addendum has been amended, supplemented or otherwise modified prior to January 25, 1994, the "FPP"), as such AWF and FPP were amended, supplemented and modified by the letter agreement dated January 25, 1994 among IE, TCBC, Entre, Entre Int., Connecting Point, and IBM Credit, which letter Agreement amended the AWF and the FPP ("AWF 1" and "FPP 1" respectively), as such AWF 1 and FPP 1 were amended, supplemented or modified by the letter agreement dated as of January 29, 1994 among IE, TCBC, Entre, Entre Int., Connecting Point, RND, Inc. ("RND"), Intelligent Advanced Systems, Inc. ("IE Advanced Systems"), Intelligent Distribution Services, Inc. ("IE Distribution Services"), Intelligent SP, Inc. ("IESP"), Missing Link Communications, Inc. ("Missing Link"), Intelevest Holdings, Inc. ("Intelevest Holdings"), Intelevest Business Trust ("Intelevest Trust"), Wireless Telecom, Inc. ("Wireless Telecom"), Intellinet, Ltd. ("Intellinet") and IBM Credit, which letter agreement recognized the reorganization of the IE corporate group ("AWF 2" and "FPP 2" respectively) (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing AWF" and "Existing FPP" respectively) (the Existing AWF and the Existing FPP, collectively, the "Existing Agreement").

     In connection to the foregoing, the parties hereto agree that:

     A. Extension. The date through which the terms and conditions of the Existing AWF, the Existing FPP and the Existing Agreement shall remain in force is hereby extended until February 28, 1995. On or before such date, the Existing AWF, the Existing FPP and the Existing Agreement will be (1) further extended for a period of at least ninety days but not to exceed one year, with expectation that Customers and IBM Credit will execute a continuing agreement amending and restating the Existing Agreement within such period or (2) IBM Credit will provide Customers at least ninety days notice of IBM Credit's intent to terminate the Existing Agreement. If the Existing Agreement is extended according to (1) above, IBM Credit will provide Customers at least ninety days notice of any change to the terms and conditions of the Existing Agreement.

     B. Ratification and Effectiveness. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

        This letter agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        If this letter satisfactorily outlines our agreement, please have an authorized representative of each of Ie, RND, Intelligent Advanced Systems, IE Distribution Services, IESP, Missing Link, Intelevest Holdings, Intelevest Trust, and Intellinet execute this letter agreement and return it to IBM Credit at the address noted above.

Very truly yours,

/s/ D.E. Diedo
- - - -----------------------------------
D.E. Diedo
Remarketer Financing Center Manager


Read and agreed as of the date set forth above

Intelligent Electronics, Inc.


By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

RND, Inc.

By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

Intelligent Advanced Systems, Inc.

By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

Intelligent Distribution Services, Inc.

By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

Missing Link Communications, Inc.

By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

Intelevest Holdings, Inc.

By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.

Read and agreed as of the date set forth above

Intelevest Business Trust


By: /s/ Edward A. Meltzer
   --------------------------------
Print Name:  Edward A. Meltzer
Title:  V.P.